                                   MGi2, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


C                                                              CUSIP 552897 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS





This certifies that




is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF

                                   MGi2, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date:



PRESIDENT



ASSISTANT SECRETARY                MGi2, Inc.     COUNTERSIGNED AND REGISTERED:
                                 CORPORATE SEAL   HARRIS TRUST AND SAVINGS BANK
                                    DELAWARE      TRANSFER AGENT AND REGISTRAR,
                                                  BY

                                                  AUTHORIZED SIGNATURE.

                                   MGi2, INC.

     The Corporation shall furnish, without charge, to each stockholder who so requests, a full statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series, and the qualifications, limitations or restrictions of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT___________Custodian___________
TEN ENT - as tenants by the entireties                         (Cust)               (Minor)
JT TEN -  as joint tenants with right of
          survivorship and not as tenants                      Under Uniform Gifts to Minors Act
          in common
                                                             -------------------------------------
                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,______________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE
---------------------------

---------------------------

--------------------------------------------------------------------------------
  (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

                                                                          Shares
--------------------------------------------------------------------------

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
     --------------------------


NOTICE:                                         X
                                                 -------------------------------
                                                          (Signature)
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) AS WRITTEN          X
UPON THE FACE OF THE CERTIFICATE IN EVERY        -------------------------------
PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT              (Signature)
OR ANY CHANGE WHATEVER.

                                                --------------------------------
                                                THE SIGNATURE(S) MUST BE
                                                GUARANTEED BY AN ELIGIBLE
                                                GUARANTOR INSTITUTION AS DEFINED
                                                IN RULE 17Ad-15 UNDER THE
                                                SECURITIES EXCHANGE ACT OF 1934,
                                                AS AMENDED.
                                                --------------------------------
                                                SIGNATURE(S) GUARANTEED BY:



                                                --------------------------------

                                       -2-